                                                                      EXHIBIT 24

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              CAROL L. BROOKINS

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.
        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


                WITNESS my hand this 28th day of February, 1994.


                                    /s/ CAROL L. BROOKINS
                                        ___________________________________
                                        CAROL L. BROOKINS

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               EDWARD M. CARSON

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


        WITNESS my hand this 28th day of February, 1994.



                         /s/ EDWARD M. CARSON
                             -----------------------
                             EDWARD M. CARSON

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               DAVID E. FISHER

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


        WITNESS my hand this 28th day of February, 1994.



                         /s/ DAVID E. FISHER
                             ---------------------------------------------
                             DAVID E. FISHER

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               BASIL T.A. HONE

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.


        WITNESS my hand this 26th day of February, 1994.


                    /s/ BASIL T.A. HONE
                        _______________________
                        BASIL T.A. HONE

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               BURTON M. JOYCE

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of February, 1994.


                    /s/ BURTON M. JOYCE
                        __________________________________________________
                        BURTON M. JOYCE

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                               FRANCIS G. MEYER

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.
        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of February, 1994.


                            /s/ FRANCIS G. MEYER
                                ________________________________
                                FRANCIS G. MEYER

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              JOHN R. NORTON III

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.



        WITNESS my hand this 28th day of February, 1994.


                       /s/  JOHN R. NORTON III
                            ________________________________________________
                            JOHN R. NORTON III

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, That I,

                              REUBEN F. RICHARDS

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statment, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.



        WITNESS my hand this 27th day of February, 1994.

                        /s/ REUBEN F. RICHARDS
                            _______________________________________________
                            REUBEN F. RICHARDS

                              POWER OF ATTORNEY

                   KNOW ALL MEN BY THESE PRESENTS, THAT I,

                                HENRY R. SLACK

hereby constitute and appoint George H. Valentine, Francis G. Meyer and Burton
M. Joyce, or each of them, with full power of substitution and resubstitution, my true and lawful attorney, for me and in my name, place and stead, to sign my name as a director of Terra Industries Inc. (the "Company") to the Registration Statement on Form S-3, and any amendments (including post-effective amendments) or supplements thereto, relating to a public offering of Liquid Yield Option Notes and Common Shares of the Company which may be issued upon the conversion thereof to be issued and sold by the Company, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the Liquid Yield Option Notes and the Common Shares under the Securities Act of 1933, as amended.

        I hereby ratify and confirm all that said attorneys, or each of them, or his substitute or substitutes, have done or shall lawfully do by virtue of this Power of Attorney.

        WITNESS my hand this 28th day of February, 1994.



                   /s/  HENRY R. SLACK
                        ___________________________________________________
                        HENRY R. SLACK